Revenues and other income	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenues and other income
Note 16. Revenues and other income

Accounting policies
Revenue and other income
Revenue is recognized in accordance with IFRS 15.
Under IFRS 15, revenue is recognized when the Company satisfies a performance obligation by transferring a distinct good or service (or a distinct bundle of goods and/or services) to a customer, i.e. when the customer obtains control of these goods or services.
Given the wide spectrum of therapeutic research and development opportunities, aside from the fields that the Company intends to research and develop with its own scientific and financial resources, the Company has entered and expects to enter into new license and collaboration agreements with third parties in certain specific fields that have generated or may generate future revenue.
Therefore, each agreement has been and will be analyzed, on a case-by-case basis to determine whether the arrangement contains performance obligations to the other party and, if so, to identify the nature of these performance obligations in order to determine the appropriate accounting under IFRS 15 principles of the amounts that the Company has received or is entitled to receive from the other party, e.g.:
•Development services performed by the Company to create or enhance an intellectual property controlled by the client, for which revenue is recognized over time, when services are rendered;
•A transfer of control of an existing intellectual property of the Company for which revenue is recognized at the time such control is transferred;
•A license:
◦If the license is assessed to be a right to access the Company’s intellectual property as it exists throughout the license period, revenue is recognized over the license period; or
◦If the license is a right to use the Company’s intellectual property as it exists (in term of forms and functionality), revenue is recognized when the other party is able to use and benefit from the license; or
•Product supply for which the revenue is recognized once the control over the delivered products is transferred.
Contingent revenue arising from successful milestones are included in the estimated transaction price when it becomes highly probable that the resulting revenue recognized would not have to be reversed in a future period. Sales-based milestones or royalties are not recognized before the related milestone has been reached or sale has occurred.
Application of IFRS 15 to the Janssen Agreement

In July 2023, the Company entered into the Janssen Agreement, granting Janssen an exclusive worldwide license for the development, the manufacturing and the commercialization of NBTXR3. The license is exclusive, except for territories previously licensed to the Company initial licensee LianBio (see below). Unless terminated earlier, the Janssen Agreement will remain in effect for so long as royalties are payable under the Janssen Agreement. The Janssen Agreement may be terminated earlier by either party in the event that the other party commits an uncured material breach, or in the case of certain insolvency or bankruptcy events. Additionally, Janssen has the right to terminate the agreement without cause, provided they give prior written notice to the Company.

The Company is responsible for on all ongoing studies, along with NBTXR3 manufacturing, clinical supply, and initial commercial supply, subject to Janssen’ right to object based on concern regarding safety risks or that the study is reasonably likely to adversely affect the development (including commercialization) of the licensed product. Janssen will be fully responsible for an initial Phase 2 study evaluating NBTXR3 for patients with stage three lung cancer. Additionally, as per the license agreement, Janssen may request that Nanobiotix transfer and assign the regulatory documentation and sponsorship for ongoing studies (including NANORAY-312 trial) to Janssen. Subsequently, further to the agreements signed in October 2024 regarding the transfer of the global sponsorship of NANORAY-312 study (see below), Janssen will become sponsor on a country by country basis upon acceptance by local or applicable regulatory authorities and the Company will continue to conduct the execution of the on-going studies in accordance with established protocols.

Following the HSR antitrust clearance, the Company received in 2023 an upfront cash licensing fee of $30 million. The Company is eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen. Following commercialization, the Company will also be eligible tiered double-digit royalties (low 10s to low 20s) on net sales of NBTXR3.

Revenue is recognized under IFRS 15 – Revenue from contracts with customers (see Note 3.2. – Use of judgement, estimates and assumptions).
The Janssen Agreement, being a license to develop, manufacture, commercialize a product candidate, and ongoing development services, is within the scope of IFRS 15, as it is an output of the Company’s ordinary activities.
Following the IFRS 15 analysis, two main distinct performance obligations under the Janssen Agreement have been identified:
•License Grant: transfer of all data and information that is useful for the development, manufacture or commercialization of the licensed compound (NBTXR3) worldwide, excluding the Asia Licensing Territory. The license grant corresponds to a right-to-use license and the transfer of this license has been completed by December 31, 2023. Revenue is recognized point in time accordingly in 2023 (see below); and

•Ongoing Nanobiotix-conducted studies: the Company is committed to perform the head and neck (“H&N”) study and other ongoing Nanobiotix-conducted studies. These studies will benefit to Janssen (who holds the license) and therefore represent a service promised to the customer. In the course of the ongoing Nanobiotix-conducted studies, the Company provides development services in connection with the license, which is controlled by Janssen since the date of its transfer, until the end of the studies. Based on the Company’s assessment of the nature of the services, the ongoing Nanobiotix-conducted studies were determined to be a separate performance obligation as the promise is separately identifiable as part of the contract and Janssen can benefit from the services with the license that has already been transferred. Janssen has access to the development progress over time and revenue is recognized overtime accordingly (see below).

Under the Janssen Agreement, Janssen is committed to make the following payments:
•Upfront payment: Non-refundable upfront fee for $30 million, due within 10 days after the contract execution date as defined in the contract.;
•Success-based milestones: Success-based development, regulatory and commercial milestones for up to $1.8 billion in the aggregate;
•Royalties: Sales-based royalties.

In addition to the above, the Janssen Agreement includes several additional success-based potential development and regulatory milestone payments:
•up to $650 million, in the aggregate, for five potential new indications that may be developed by Janssen at its sole discretion; and
•up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen.

Thus, the consideration for Janssen Agreement consists of fixed and variable parts. As of December 31, 2023, the Company estimated the constrained transaction price for $50 million, which includes:
•The $30 million upfront payment, allocated among each performance obligation based on their respective standalone selling prices.
•Regulatory and development milestones payments whose payment depends on the achievement of certain technical or regulatory events, as provided in the contract. Variable considerations are included in the estimated transaction price if and when, it becomes highly probable that the resulting revenue recognized would not have to be reversed in a future period. Subsequently, as of December 31, 2023, the Company was entitled to receive a $20 million milestone with no refund risk; had Janssen terminated the contract on January 1, 2024, the Company would still have been entitled the $20 million conditional payment, included in the estimated transaction price due to the high probability of achieving the first milestone as of December 31, 2023.
•Estimated variable considerations for commercial milestones are included in the estimated transaction price only when the cumulative threshold specified in the contract has been reached, starting upon the potential commercialization of the licensed products. Sales-based royalties’ revenue are included in the estimated transaction price at the later of (i) when the subsequent sale occurs or (ii) when the performance obligation has been satisfied. Subsequently, no variable consideration relating to commercial milestones or royalties was included in the estimated transaction price as of December 31, 2023 or as of December 31, 2024.

In order to allocate the estimated transaction price to the performance obligations, the Company determined that :
•Commercial milestones and royalties should be allocated directly to the license grant, in accordance with IFRS 15.85.
•Remaining payments (i.e. upfront payment and R&D milestones related to ongoing Nanobiotix-conducted studies) should be allocated to each performance obligation.

The allocation of the remaining payments to each performance obligation has been performed by determining the stand-alone selling price of the ongoing Nanobiotix-conducted studies on cost plus margin basis and the allocation to the license was determined on the residual method.

Revenue is recognized at a point in time or overtime depending on the allocation to each performance obligation. Revenue is recognized at a point in time for the existing know-how transferred to Janssen and overtime for the percentage completed (input method) of the ongoing Nanobiotix-conducted studies. The Janssen Agreement provides a distinct right-to-use license; therefore under IFRS 15, the fixed part of the consideration is included in the estimated transaction price as soon as the licensee can direct the use and benefit from the license.
Royalties on commercial sales and commercial milestones, if any, will be recognized as revenue when the underlying sales will be made, under the terms and timeframes set out in the agreement. No amount was recognized in either 2023 or 2024.

Separately, the Company received approximatively $30 million in equity investments from JJDC, comprising an initial tranche of $5 million issued without preferential subscription rights which was received as of September 13, 2023; and a second tranche of $25 million received as follows: $20.2 million received on November 7, 2023, and $4.8 million received on December 4, 2023 (see Note 10 – Share Capital).
Regarding the first tranche, the Company determined that a reallocation of consideration between revenue contract and equity contract was not necessary as there was no significant difference between the fair value of the shares and the subscription price at the date of contract.
In addition, regarding the second tranche, as the subscription price was equal to the market price in the framework of the Global Offering (see Note 10 – Share Capital), which is the fair value of the shares, no reallocation was made.

The Company announced in May 2024 its intent, aligned with Janssen, to transfer the global sponsorship of the ongoing NANORAY-312 Phase 3 pivotal trial in head and neck cancer to Janssen, in preparation for potential regulatory submission in the event of positive trial results. The parties mutually agreed on the conditions of this transfer and detailed them in agreements signed in the fourth quarter of 2024. Janssen will progressively take over from the Company the operational conduct and execution responsibility of the study, on a country by country basis, starting November 2024, with the objective to complete the transfer of sponsorship in the short term, while the Company remains liable for the overall costs of the study towards Janssen. The Company will continue to support Janssen in execution of NANORAY-312 clinical study during the transition process and following the sponsorship transfer.
The Company signed a new amendment to this contract after the end of the reporting period. The details of this amendment are presented in the Note 25 - Subsequent Events.
These agreements aim to transfer rights and obligations of the Company to Janssen at the date of the sponsorship transfer in each country. The impact on the performance obligations are the following:
•License grant: no impact,
•Ongoing Nanobiotix-conducted studies: decrease in the scope of development services that were initially to be provided by the Company to Janssen, as Janssen will take over progressively those activities and direct responsibilities for conducting the studies. As at December 31, 2024, the Company still had a funding obligation towards Janssen as the Company remains liable for the overall costs of the clinical study NANORAY-312 further to the Janssen Agreement.
These agreements have been considered and accounted for as a contract modification under IFRS 15, which amends the Janssen Agreement by decreasing significantly the transaction price due to the replacement of the R&D performance obligation by a pure funding obligation for the Company to reimburse Janssen for all the remaining costs of the NANORAY-312 clinical study, slightly offset by a transaction price increasing as the Company has to rebill certain transition R&D activities to Janssen. The net negative impact in the transaction price was accounted for as a cumulative catch-up impact, as the remaining goods or services are not distinct.
Revenue for the the year ended December 31, 2024 therefore included a negative one-off impact of €23.4 million, directly due to the contract modification as explained above, leading to a total cumulated negative €19.3 million net revenue impact over the year 2024.
Still in accordance with IFRS 15, the funding obligation towards Janssen resulted in a net refund liability recognition amounting to €35.6 million. See Note 14.4. - Refund liabilities
An amendment of the Janssen Agreement has been signed on March 17, 2025 with Janssen (See Note 25 - Subsequent Events). The amendment provides that Janssen will finally assume nearly all remaining costs for the ongoing pivotal Phase 3 trial through completion, less a limited portion of costs remaining covered by the Company.
The Company is currently assessing the expected impacts of the amendment on the consolidated financial statements (including on revenue and refund liability) for the period starting January 1, 2025.

Application of IFRS rules to the Asia Licensing Agreement

In May 2021, the Company executed the Asia Licensing Agreement, pursuant to which LianBio received an exclusive right to develop and commercialize NBTXR3 in China and other east Asian countries. Under the Asia Licensing Agreement, the Company remains responsible for the manufacturing of the licensed products. The Company is not required to transfer manufacturing know-how, unless the Company, at any time following a change of control of the Company, fails to provide at least 80% of LianBio's requirements for licensed products in a given calendar year. Pursuant to the Asia Licensing Agreement, the parties will collaborate on the development of NBTRX3 and LianBio will participate in global Phase 3 registrational studies, for several indications, by enrolling patients in China.
The Company received in June 2021 a non-refundable upfront payment of $20 million from LianBio. In addition, the Company may receive up to $205 million in potential additional payments upon the achievement of certain development and sales milestones, as well as tiered, low double-digit royalties based on net sales of NBTXR3 in the licensed territories thereunder. The Company is also entitled to receive payments for development and commercial vials ordered by LianBio and supplied by the Company.
The license to commercialize a product candidate, ongoing transfer of unspecified know-how related to development and commercialization and the supply services (for commercial products) are in the scope of IFRS 15, as they are an output of the Company’s ordinary activities. For IFRS 15 purpose, it was determined that the license is not distinct from the commercial manufacturing services because the customer cannot benefit from the license without the manufacturing services and such services are not available from third party-contract manufacturers. Accordingly, the license and commercial manufacturing services are treated as one single performance obligation which is recognized as manufacturing services are performed. Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized as revenue when manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
The $20 million upfront payment received from LianBio in June 2021 has been recognized as a Contract Liability and will be recognized as revenue over the term of the arrangement, as manufacturing services (for commercial products) are provided.
The mutualization of development efforts leading to the regulatory marketing approvals are treated as a collaboration arrangement outside of the scope of IFRS 15. If any R&D cost incurred is eligible for partial reimbursement by Lianbio, the corresponding recharge is recognized as Other Income. This includes the supply of products necessary to conduct the clinical trials, R&D cost incurred that is eligible for partial reimbursement by Lianbio, that are recognized as Other Income. The related income is recognized respectively when the products are delivered to LianBio and when the eligible costs are incurred by LianBio.
Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized to revenue as manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
On May 9, 2022, the Company signed the clinical supply agreement with LianBio as defined in the license, development, and commercialization agreement. This agreement provides for the supply by the Company to LianBio of vials of NBTXR3 and Cetuximab products for clinical trial development activities. For the year ended December 31, 2023, the Company billed the delivery of NBTXR3 and other clinical supplies to LianBio amounting to €334.3 thousand, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration). Subsequent to the novation agreement (see below), the Company billed the delivery of NBTXR3 and other clinical supplies to Janssen amounting to €237 thousand, for the year ended December 31, 2024 in connection with the supply agreement.
On June 30, 2023, the Company signed a Global Trial Clinical Agreement (“GTCA”) with LianBio in connection with the Asia Licensing Agreement signed on May 11, 2021. As contemplated by the Asia Licensing Agreement, LianBio shall participate in the global registrational Phase 3 trial “HNSCC 312” conducted by Nanobiotix, with regard to NANORAY-312 trials conducted within the licensed territories thereunder. According to the ‘GTCA’, LianBio is responsible for all internal and external costs incurred in connection with the study in the licensee territories as well as all external costs and expenses incurred by or on behalf of the Company for the global study.
In this context, for the year ended December 31, 2023, the Company billed the costs to LianBio for an amount of €1.6 million, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration). Subsequent to the novation agreement (see below), the Company billed the costs to Janssen amounting to €778 thousand, for the year ended December 31, 2024 in connection with the GTCA.

On December 22, 2023, the Company, LianBio and Janssen executed a novation agreement whereas all the rights and obligations of Asia Licensing Agreement, dated May 11, 2021, between the Company and LianBio, as well as other related agreements, were assigned from LianBio to Janssen. Whereas the Company analyzed that the rights and obligations of the original License Agreement were transferred without any alteration or modification, the Company concluded that as a result of the novation agreement, the original contract with LianBio was terminated while a new contract was entered onto with Janssen. As a result, the Company derecognized the original contract liability to LianBio, corresponding to the $20 million upfront payment received in 2021, and recognized a new contract liability to Janssen at its fair value, resulting in a loss of €1.6 million as of December 31, 2023 (See Note 4.1. - New Global License Agreement, Note 4.2. - Asia Licensing Agreement, Note 14 - Trade and other payables, and Note 17.5. - Other operating income and expenses).

The Company determined that the new contract meets the definition of a separate contract, in accordance with IFRS 15.20 and on the other hand does not meet the definition of a contract modification as defined by IFRS 15.18 as the novation agreement resulted from a pre-existing contractual right of LianBio which did not require the approval of the Company. Consequently the contract modification model should not be applied.
The Company determined as, in the LianBio contract, the license and manufacturing services are not distinct and represent a single performance obligation. Consequently, the whole amount of the contract liability should be replaced with the fair value of the contract liability of the new contract (see above) and no amount should be released to revenue.

Grants
Due to its innovative approach to nanomedicine, the Company has received various grants and other assistance from the government of France and French public authorities since its creation. The funds are intended to finance its operations or specific recruitments.

Grants received are recognized by the Company in the financial statements when there is reasonable assurance that the Company will comply with the conditions attached to the subsidies and that the subsidies will be received, independently of cash flows received.

A government grant receivable either as compensation for expenses or losses already incurred or as immediate financial support to the Company with no future related costs is recognized as income in the period in which it becomes receivable.

A grant is recognized in the income statement based on the actual progress of the projects for which it is awarded. More specifically, the grant is recognized as deferred income and reported in the income statement based on project progress, which is assessed by taking into account, firstly, the time spent by employees and, secondly, subcontracting expenses allocated to the projects and covered by the grant.

Research tax credit
The French tax authorities grant a research tax credit (Crédit d’Impôt Recherche, or “CIR”), to companies in order to encourage them to conduct technical and scientific research. Companies demonstrating that they have incurred research expenditures that meet the required criteria (research expenses in France or, since January 1, 2005, other countries in the European Community or the European Economic Area that have signed a tax treaty with France containing an administrative assistance clause) receive a tax credit that can theoretically be compensated with the income tax due on the profits of the financial year during which the expenses have been incurred and the following three years. Any unused portion of the credit is then refunded by the French Treasury. If the Company can be qualified as small and medium-sized enterprises, in France the “PME”, it can request immediate refund of the remaining tax credit, without application of the three-year period).
The Company has received research tax credits since its creation. These amounts are recognized as "Other income" in the fiscal year in which the corresponding charges or expenses were incurred. In case of capitalization of research and development expenses, the portion of research tax credit related to capitalized expenses is deducted from the amount of capitalized expenses on the statements of financial position and from the amortization charges for these expenses on the statements of operations.

Detail of revenues and other income
The following table summarizes the Company’s revenues and other income per category for the years ended December 31, 2024, 2023, and 2022.

	For the year ended December 31,
(in thousands of euros)	2024	2023	2022
Services	(17,534)	29,750	—
Other sales	5,924	308	—
Total revenues	(11,609)	30,058	—
Research tax credit	3,300	3,939	4,091
Subsidies	89	229	135
Other	1,029	1,981	550
Total other income	4,419	6,150	4,776
Total revenues and other income	(7,191)	36,207	4,776
Total Revenues
In 2024, the total revenues reached a negative €11.6 million net amount, which is detailed below:

(i) negative €17.5 million net Services Revenue composed of:
•negative €23.4 million impact related to Janssen contract modification, recorded as per IFRS 15. The agreements signed with Janssen BV during the fourth quarter of 2024 (see Note 4.1 - Global License Agreement with Janssen Pharmaceutica NV), resulted in a contract modification replacing a performance obligation (providing R&D services) by an obligation to refund the NANORAY-312 remaining due study costs to Janssen BV. Under IFRS standards, the amount that will be refunded to Janssen is in substance a reduction in the scope of work and, concurrently, a material reduction in the transaction price. In the applied revenue recognition model, it is necessary to consider the highly probable considerations and refund at the closing date. This resulted in a negative transaction price that had to be recognized in its entirety as of December 31, 2024, irrespective of the actual percentage of completion of the performance obligation.
•partially offset by Janssen Agreement R&D Revenue recognised overtime for €4.0 million and by Services Revenue linked to technology transfer and technical assistance recharge to Janssen BV for €1.8 million

(ii) €5.9 million of ‘Other Sales’ related to products clinical supplies to Janssen BV in 2024, compared to €0.3 million in 2023.

For the year ended December 31, 2023, the €30.1 million of total Revenues mainly includes (i) ‘Services’ revenue linked to the assignment of the license to Janssen and the rendered R&D services in proportion of the completion of the ongoing studies, totaling €29.6 million; (ii) ‘Services’ revenue linked to technology transfer and technical assistance recharge for €0.1 million; (iii) and €0.3 million of ‘Other Sales’ related to product clinical supplies to Janssen.
There was no revenue recognized for the year ended December 31, 2022.
Research Tax Credit
The research tax credit decreased from €3.9 million to €3.3 million between 2023 and 2024, mainly due to the exclusion of eligible expenses of a contract research organizations related to the 312 study, further to the failure to obtain the CIR eligibility accreditation.
The research tax credit was stable between 2022 and 2023.
Subsidies
Subsidies include the Bpifrance Deep Tech Grant received by Curadigm SAS, €89 thousand for the year ended December 31, 2024, €229 thousand for the year ended December 31, 2023 and €135 thousand for the year ended December 31, 2022.
Other
The line item ‘Other’ mainly includes income for supply and services recharge, in the framework of the clinical supply agreement signed in May 2022 with LianBio and of the GTCA signed in June 2023 with LianBio, totalling €1.0 million for the year ended December 31, 2024, €2.0 million in 2023 (including a catch-up impact from 2022), and €0.5 million in 2022.